                                                               Exhibit 23.2



                     [PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Pearson plc of our report dated June 17, 1998 relating to the carve-out financial statements of Simon & Schuster (Excluding Consumer), which appears in Pearson plc's Form F-1, Registration
Statement (No. 333-43198).


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
New York, New York
August 31, 2000